Income Taxes	6 Months Ended
Jun. 30, 2017
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the second quarter ended June 30, 2017 and 2016 was 33.9% and 44.4%, respectively. The effective tax rate for the six months ended June 30, 2017 was 39.1% compared to -64.2% for the six months ended June 30, 2016. The effective tax rate for the six months ended June 30, 2017 was mainly impacted by unbenefited losses in certain jurisdictions.  The effective tax rate for the three and six months ended June 30, 2016 was impacted by non-tax deductible charges of $49 million and $551 million, respectively, related to the European Commission settlement, as well as by unbenefited losses in certain jurisdictions. For more information on the European Commission settlement, see “Note 14: Commitments and Contingencies”.